                                                                 EXHIBIT 10.7(g)



                                 AMENDMENT NO. 7

                         Dated as of September 30, 2000

                                       to

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of August 5, 1997

         THIS AMENDMENT NO. 7 ("Amendment") is made as of September 30, 2000 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings, LLC), SportRack, LLC (formerly known as Advanced Accessory Systems, LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, Michigan (formerly known as NBD Bank), as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (as heretofore amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

         WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

         1. Amendments to Credit Agreement. Effective as of September 30, 2000 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

         1.1. Section 2.8(b) of the Credit Agreement is hereby amended to replace the pricing grid now contained therein with the following:

  ----------------------------------------------------------------------------------------------------------------------------
                           APPLICABLE BASE   APPLICABLE BASE      APPLICABLE EUROCURRENCY       APPLICABLE      APPLICABLE
     SENIOR DEBT RATIO     RATE MARGIN FOR   RATE MARGIN FOR     MARGIN FOR TRANCHE A TERM     EUROCURRENCY     COMMITMENT
                           TRANCHE A TERM     TRANCHE B TERM    LOANS AND REVOLVING LOANS       MARGIN FOR         FEE
                              LOANS AND           LOANS         AND APPLICABLE LETTER OF        TRANCHE B
                           REVOLVING LOANS                            CREDIT FEE                TERM LOANS
  ----------------------------------------------------------------------------------------------------------------------------
  GREATER THAN OR
  EQUAL TO 4.0 TO 1.0           2.50%             3.00%                    3.50%                   4.00%          0.625%
  ----------------------------------------------------------------------------------------------------------------------------
  LESS THAN 4.0 TO 1.0
  AND GREATER THAN OR           2.25%             2.75%                    3.25%                   3.75%          0.625%
  EQUAL TO 3.5 TO 1.0
  ----------------------------------------------------------------------------------------------------------------------------
  LESS THAN 3.5 TO 1.0
  AND GREATER THAN OR           2.00%             2.50%                    3.00%                   3.50%           0.50%
  EQUAL TO 3.0 TO 1.0
  ----------------------------------------------------------------------------------------------------------------------------
  LESS THAN 3.0 TO 1.0
  AND GREATER THAN OR           1.75%             2.25%                    2.75%                   3.25%           0.50%
  EQUAL TO 2.5 TO 1.0
  ----------------------------------------------------------------------------------------------------------------------------
  LESS THAN 2.5 TO 1.0
  AND GREATER THAN OR           1.50%             2.00%                    2.50%                   3.00%           0.50%
  EQUAL TO 2.0 TO 1.0
  ----------------------------------------------------------------------------------------------------------------------------
  LESS THAN 2.0 TO 1.0          1.25%             1.75%                    2.25%                   2.75%           0.50%
  ----------------------------------------------------------------------------------------------------------------------------


         1.2. Section 6.3(F) of the Credit Agreement is hereby amended by inserting a new subsection (viii) immediately following current subsection (vii) as follows:

         "(viii) payments made in connection with the repurchase of membership interests in Holdings currently owned by MascoTech, Inc. provided such repurchase occurs on or before December 31, 2000 and the aggregate amount paid by Holdings in connection with such repurchase does not exceed $6,500,000."

         1.3. Section 6.4(A) of the Credit Agreement is hereby amended to delete the language now contained therein following the phrase "provided, however" and to substitute therefor the following:

         Holdings' Consolidated Net Worth shall be calculated excluding (i) the effect of any adjustments for the periods subsequent to September 30, 2000 in the cumulative foreign currency translation account and (ii) the effect of the repurchase by Holdings of membership interests in Holdings currently owned by MascoTech, Inc.

         1.4. Section 6.4(C) of the Credit Agreement is hereby amended to delete the phrase: "(7) 1.50 to 1.00 for each fiscal quarter thereafter until the Tranche B Loan Termination Date" and to substitute the following therefor:

         "(7) 1.15 to 1.00 for the fiscal quarters ending September 30, 2000 through September 30, 2001;

         "(8) 1.25 to 1.00 for the fiscal quarters ending December 31, 2001 and March 31, 2002; and

         "(9) 1.50 to 1.00 for each fiscal quarter thereafter until the Tranche B Loan Termination Date."

         1.5. Section 6.4(D) of the Credit Agreement is hereby amended by deleting the language now contained therein and substituting the following therefor:

         "Holdings shall not permit its Consolidated Net Worth at any time on or after September 30, 2000 to be less than $11,000,000 plus 75% of Net Income (if positive) calculated separately for each fiscal quarter commencing with the fiscal quarter ending on December 31, 2000 (excluding gains or losses attributable to foreign currency translation)."

         1.6. Section 6.4(E) of the Credit Agreement is hereby amended to delete the ratios listed on the table now contained therein for December 31, 2000 and thereafter and to substitute the following therefor for the periods ending on the dates set forth below:

                  "Period Ending                  Maximum Leverage Ratio
                  --------------                  ----------------------
                  December 31, 2000                  4.00 to 1.00
                  March 31, 2001                     4.00 to 1.00
                  June 30, 2001                      3.75 to 1.00
                  September 30, 2001                 3.75 to 1.00
                  December 31, 2001                  3.75 to 1.00
                  March 31, 2002                     3.50 to 1.00
                  and each quarter thereafter"

         2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents and (b) payment by the Borrowers of an Amendment Fee (as defined below). Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective with respect to the amendments set forth in Section 1 above.

         3. Amendment Fee. Each Lender that delivers a duly executed signature page to this Amendment to James E. Clark, Sidley & Austin, by telecopy (telecopy number 312-853-7036) by 5:00 p.m. (Chicago time) November 13, 2000 shall be entitled to an amendment fee (the "Amendment Fee") of 0.15% (15 basis points) on such Lender's Revolving Loan Commitment and the outstanding principal amount of such Lender's Term Loans.

         4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

         (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms subject to the limitations imposed by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights generally and the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         (b) As of September 30, 2000, there exists no Default or Unmatured Default under the Credit Agreement, as amended hereby.

         5. Reference to and Effect on the Credit Agreement and Security Agreements.

         (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                   ADVANCED ACCESSORY SYSTEMS, LLC
                                     as a Borrower

                                   By:  /s/ Terence C. Seikel
                                        ---------------------
                                   Name:
                                   Title:

                                   SPORTRACK, LLC
                                     as a Borrower
                                   By:  ADVANCED ACCESSORY SYSTEMS, LLC
                                     Its Manager

                                   By:  /s/ Terence C. Seikel
                                        ---------------------
                                   Name:
                                   Title:

                                   VALLEY INDUSTRIES, LLC
                                     as a Borrower

                                   By: ADVANCED ACCESSORY SYSTEMS, LLC
                                        Its Manager

                                   By:  /s/ Terence C. Seikel
                                        ---------------------
                                   Name:
                                   Title:

                                   BRINK INTERNATIONAL BV
                                     as a Borrower

                                   By:  /s/ Terence C. Seikel
                                        ---------------------
                                   Name:
                                   Title:

                                   BRINK BV
                                     as a Borrower

                                   By:  /s/ Terence C. Seikel
                                        ---------------------
                                   Name:
                                   Title:

                                   BANK ONE, MICHIGAN
                                     as the Administrative Agent and
                                     the Documentation and Collateral
                                     Agent, and as a Lender

                                   By:
                                        ---------------------
                                   Name:
                                   Title:

                                   THE CHASE MANHATTAN BANK
                                     as the Co-Administrative Agent
                                     and the Syndication Agent, and as
                                     a Lender

                                   By:
                                        ---------------------
                                   Name:
                                   Title:

                                   FIRST UNION NATIONAL BANK
                                     as a Lender

                                   By:  /s/ Kent Davis
                                        ---------------------
                                   Name:
                                   Title:

                                   THE BANK OF NOVA SCOTIA
                                     as a Lender

                                   By:  /s/ M.D. Smith
                                        ---------------------
                                   Name:
                                   Title:

                                   COOPERATIEVE CENTRALE
                                     RAIFFEISEN-BOERENLEENBANK
                                     B.A., "RABOBANK NEDERLAND",
                                     NEW YORK BRANCH
                                     as a Lender

                                   By:
                                        ---------------------
                                   Name:
                                   Title:


                                   By:
                                        ---------------------
                                   Name:
                                   Title:

                                   LASALLE BANK NATIONAL ASSOCIATION
                                     as a Lender

                                   By:
                                        ---------------------
                                   Name:
                                   Title:

                                   MICHIGAN NATIONAL BANK
                                     as a Lender

                                   By:  /s/ John M. Bebb
                                        ---------------------
                                   Name:
                                   Title:

                                   NATIONAL CITY BANK (CLEVELAND)
                                     as a Lender

                                   By:  /s/ Carolann M. Morykwas
                                        ------------------------
                                   Name:
                                   Title:

                                   COMERICA BANK
                                     as a Lender

                                   By:  /s/ Nicholas G. Mester
                                        ------------------------
                                   Name:
                                   Title:

                                   VAN KAMPEN PRIME RATE INCOME TRUST
                                     as a Lender

                                   By:  /s/ Darvin Pierce
                                        ------------------------
                                   Name:
                                   Title:

                                   SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research
                                        as Investment Advisor

                                   By:  /s/ Payson F. Swaffield
                                        ------------------------
                                   Name:
                                   Title:

                                   MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                   By: Merrill Lynch Asset Management, L.P.,
                                        as Investment Advisor

                                        By:
                                           ---------------------
                                        Name:
                                        Title:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                   By: Merrill Lynch Asset Management, L.P.,
                                        as Investment Advisor

                                        By:
                                           ---------------------
                                        Name:
                                        Title: